  COMMON STOCK                                                COMMON STOCK
     [SEAL]              SIMULATION SCIENCES INC.                [SEAL]
INCORPORATED UNDER                                       SEE REVERSE FOR CERTAIN
 THE LAWS OF THE                                            DEFINITIONS AND A
STATE OF DELAWARE                                          STATEMENT AS TO THE
                                                           RIGHTS, PREFERENCES,
                                                             PRIVILEGES AND
                                                          RESTRICTIONS ON SHARES
                                                      CUSIP

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE
                            $.001 PER SHARE, OF

                          SIMULATION SCIENCES INC.
TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:                [SIMULATION SCIENCES INC. SEAL]



        SECRETARY                        PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
HARRIS TRUST COMPANY OF CALIFORNIA
      TRANSFER AGENT AND REGISTRAR

BY

              AUTHORIZED SIGNATURE
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        A statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM  - as tenants in common
        TEN ENT  - as tenants by entireties
        JT TEN   - as joint tenants
                   with rights of
                   survivorship and not
                   as tenants in common
        COM PROP - as community property


        UNIF GIFT MIN ACT - ___________________Custodian_____________________
                                 (Cust)                        (Minor)

                            under Uniform Gifts to Minors

                            Act______________________________________________
                                                 (State)

        UNIF TRF MIN ACT  - _________________Custodian (until age___________)
                                 (Cust)
                            __________________________under Uniform Transfers
                                    (Minor)
                            to Minors Act____________________________________
                                                        (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

            [           ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________________

                                X _____________________________________________

                                X _____________________________________________
                          NOTICE: THE SIGNATURE(S) TO THIS AGREEMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR
                                  ENLARGEMENT ON ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By _____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS) WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.